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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 30, 2002
                Date of report (Date of earliest event reported)


                           GREAT LAKES AVIATION, LTD.
               (Exact Name of Registrant as Specified in Charter)

            Iowa                 000-23224               42-1135319
            ----                 ---------               ----------
        (State or Other       (Commission File          (IRS Employer
          Jurisdiction            Number)            Identification No.)
       of Incorporation)



                  1022 Airport Parkway, Cheyenne, Wyoming 82001
                    (Address of Principal Executive Offices)

                                 (307) 432-7000
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.
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         On April 30, 2002, Great Lakes Aviation, Ltd. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference relating to a notice that it received from Nasdaq indicating that the company fails to comply with the requirements for continued listing, and that its securities are, therefore, subject to delisting from the Nasdaq SmallCap Market.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ----------------------------------

        (c)  Exhibits.

        Exhibit 99.1 Press Release dated April 30, 2002 relating to a notice that the Registrant received from Nasdaq indicating that its securities are subject to delisting from the Nasdaq SmallCap Market.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 1, 2002
                                        By: /s/ Douglas G. Voss
                                            ---------------------
                                            Douglas G. Voss, Chief Executive
                                            Officer


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                                  EXHIBIT INDEX

   Exhibit Number                    Description
   --------------                    -----------

         99.1 Press Release dated April 30, 2002 relating to a notice that the Registrant received from Nasdaq indicating that its securities are subject to delisting from the Nasdaq SmallCap Market.